EXHIBIT 10.2


                     AMENDED AND RESTATED SECURITY AGREEMENT

              THIS AMENDED AND RESTATED SECURITY AGREEMENT (this "AGREEMENT"), dated as of March 1, 2003 (this "EFFECTIVE DATE"), is made by TELENETICS CORPORATION, a California corporation having its principal place of business at 25111 Arctic Ocean, Lake Forest, California 92630 (the "GRANTOR"), for the benefit of the secured parties listed on the signature pages hereto (the "SECURED PARTIES").


                              W I T N E S S E T H:

              WHEREAS, as of the Effective Date, the Grantor has executed secured promissory notes in favor of each of the Secured Parties in an aggregate principal amount of $2,386,228.22 (the "NOTES"), pursuant to the Amended and Restated Note and Warrant Purchase Agreement, dated as of the Effective Date among the Grantor and the Secured Parties (the "PURCHASE AGREEMENT"). In order to provide security for the payment of all of the obligations of the Grantor to the Secured Parties under the Notes, the Grantor has agreed to grant to the Secured Parties a continuing lien and security interest (pro rata to each Secured Party in accordance with the relative principal amounts of the Notes) in all of the Grantor's Inventory (as defined below) and to execute this and such other security agreements and instruments as are necessary to grant such lien and security interest and enable the Secured Parties to perfect such security interest; and

              WHEREAS, this Agreement is intended to and shall replace the Security Agreements (the "ORIGINAL SECURITY AGREEMENTS") executed by the parties as part of the Original Documents (as defined in the Purchase Agreement).

              NOW, THEREFORE, in consideration of the premises contained herein and in the Notes and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantor agrees with the Secured Parties as follows:

Section 1. DEFINITIONS.

              Capitalized terms used in this Agreement which are not otherwise defined herein shall have the following meanings:

              "CODE" shall mean the Uniform Commercial Code as in effect in the State of New York from time to time.

              "COLLATERAL" shall have the meaning assigned thereto in SECTION 2 of this Agreement.

              "INVENTORY" shall have the meaning assigned to that term in the Code.

Section 2. GRANT OF SECURITY INTEREST.

              The Grantor hereby pledges, assigns and grants to the Secured Parties a continuing security interest in and lien on all Inventory of the Grantor (pro rata to each Secured Party in accordance with the relative principal amounts of the Notes), wherever located and whether now or hereafter existing and whether now owned or hereafter acquired and, to the extent not otherwise included all payments under insurance (whether or not any of the Secured Parties is the loss payee) or under any indemnity, warranty, guaranty or government award which is payable by reason of any damage to, or any loss, taking or condemnation of, the Inventory (collectively, the "COLLATERAL").

Section 3. OBLIGATIONS SECURED.

              The Collateral hereunder constitutes and will constitute continuing security for the strict performance and observance by the Grantor of the prompt payment, when due, of all present and future obligations and indebtedness of the Grantor to the Secured Parties under the Notes (after giving effect to any offset rights of the Grantor thereunder with respect thereto) and of the Grantor under this Agreement (collectively, the "OBLIGATIONS"). Each Secured Party hereby acknowledges and agrees that, as of the date hereof, such Secured Party's security interest in the Collateral is a security interest shared pro rata with the other Secured Parties (in proportion to the face amounts of their Notes), such that all Obligations are secured by the Collateral and the Obligations owed to a Secured Party are secured by the Collateral only to the extent the Secured Party has a pro rata security interest in the Collateral (in proportion to the face amounts of the Secured Parties' Notes).

Section 4. GRANTOR REMAINS LIABLE.

              Anything herein to the contrary notwithstanding, in the absence of the Secured Parties' express prior written consent thereto, (a) the Grantor shall remain liable under any and all contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Parties of any of the rights hereunder shall not release the Grantor from any of its duties or obligations under any contracts and agreements included in the Collateral, and (c) the Secured Parties shall not have any obligation or liability under any contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Secured Parties be obligated to perform any of the obligations or duties of the Grantor under any such contract or agreement or to take any action to collect or enforce any claim for payment assigned hereunder.

Section 5. REPRESENTATIONS AND WARRANTIES.

              The Grantor represents and warrants to the Secured Parties that:

         5.1 The Grantor is a corporation duly incorporated, validly existing and in good standing under the laws of its state of incorporation, is duly qualified and in good standing under the laws of each jurisdiction where the character of its properties or the transaction of its business makes such qualification necessary, except for any jurisdictions(s) (alone or in the aggregate) in which the failure to be so qualified will not have a Material Adverse Effect (as defined in the Purchase Agreement), and has the requisite corporate power to own or hold under lease its properties and assets and to conduct its business as it is now being conducted.

         5.2 The Grantor has the requisite corporate power and authority to enter into and perform this Agreement, which has been duly authorized by all necessary corporate action, and no further consent or authorization of the Grantor or its board of directors or shareholders or any public authority is required in connection therewith. The execution, delivery and performance by the Grantor of this Agreement will not violate any provision of law applicable to the Grantor and will not conflict with or result in the breach of any order, writ, injunction or decree of any court or government instrumentality, or its charter or by-laws or create a default under any agreement, note or indenture to which it is a party or by which it is bound or to which any of its property is subject, or result in the imposition of any lien, charge, security interest or encumbrance of any nature whatsoever upon any of its properties or assets under any agreement or any commitment to which the Grantor is bound or by which any of its properties or assets are bound, except for the liens created under this Agreement and except for such conflicts, defaults, violations, breaches and the like that would not, individually or in the aggregate, have a Material Adverse Effect.

         5.3 This Agreement has been duly executed and delivered, and constitutes the legal, valid and binding obligation of the Grantor, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor's rights and remedies or by other equitable principles of general application.

         5.4 Except as disclosed on SCHEDULE 1 to this Agreement, the Grantor has good title to and is the lawful owner of the Collateral free from all claims, liens, encumbrances, charges or security interests whatsoever. Except as provided in SECTION 6.9 of this Agreement, the Collateral will at all times be kept at the locations set forth on EXHIBIT A hereto.

         5.5 The provisions of this Agreement create a valid, and upon filing a UCC-1 financing statement with the Secretary of State of the State of California, a perfected, security interest in the Collateral, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor's rights and remedies or by other equitable principles of general application.

         5.6 Except as disclosed on SCHEDULE 1 to this Agreement, there are no judgments outstanding against the Grantor and there are no actions or proceedings before any court or administrative agency pending or, to the knowledge of the Grantor, threatened against the Grantor which, if determined adversely to the Grantor, would affect the Collateral.

         5.7 The Grantor's principal office and place of business where it maintains its records concerning the Collateral is at its address stated above. The Grantor has no other office or place of business except as indicated on EXHIBIT A hereto.

Section 6. COVENANTS.

              The Grantor covenants and agrees that from the date of this Agreement until payment in full of all of the Obligations:

         6.1 The Grantor shall keep and maintain the Collateral insured against loss or damage by fire and all other risks as is customarily maintained by similar businesses for the full insurable value thereof. Certificates of all such policies shall be delivered to the Secured Party Representative (as defined in SECTION 8 below). Such policies shall by their terms provide that the Secured Party Representative be given at least 30 days prior written notice of any amendment, modification or cancellation thereof and that the Secured Parties shall have the option, but not the obligation, to pay the premiums to continue such insurance in effect or obtain like coverage. The Grantor agrees that any payment made by the Secured Parties pursuant to the foregoing authorization shall bear interest thereon at the rate of 10% per annum from the date of such payment and shall become part of the Obligations and be shall secured by the Collateral pursuant to the terms of this Agreement. The Grantor hereby appoints the Secured Party Representative as its attorney-in-fact to make, adjust or settle any claim under any insurance policy insuring the Collateral while an Event of Default (as defined below) shall have occurred and be continuing.

         6.2 The Grantor shall maintain the Collateral in good repair, working order and condition, subject to normal wear and tear, and make all reasonable repairs, replacements, additions and improvements thereto.

         6.3 The Grantor shall give the Secured Parties full and free access to the Collateral and to all books, correspondence and records of the Grantor with respect thereto upon reasonable notice and at all reasonable times, and shall permit upon the occurrence and continuance of an Event of Default the Secured Parties and their representatives to examine the same and to make extracts therefrom all at the Grantor's expense.

         6.4 The Grantor shall promptly pay and discharge or cause to be paid and discharged all its obligations and liabilities including, without limitation, all taxes, assessments and governmental charges upon it or its income or properties, when due unless and to the extent only that the same shall be contested in good faith and by appropriate proceedings and then only to the extent that a bond is filed in cases where the filing of a bond is necessary to avoid the creation of a lien against any of its property.

         6.5 The Grantor shall do, or cause to be done, all things necessary to preserve and keep in full force and effect its corporate existence and all franchises, rights and privileges necessary for the proper conduct of its business, and continue to engage in the business of the same type as now conducted by it.

         6.6 The Grantor shall not grant, permit or suffer to exist any lien, claim, security interest or encumbrance upon the Collateral, that is senior or on parity with those in favor of the Secured Parties other than such liens, claims, security interests and encumbrances as exist as of the Effective Date.

         6.7 The Grantor shall notify the Secured Parties in writing within five
(5) business days after the occurrence thereof, of the occurrence of any event which constitutes, or which with notice or lapse of time, or both, would constitute an Event of Default.

         6.8 The Grantor shall execute and deliver such further or additional instruments and assurances, and take all such additional action as the Secured Parties may require for the purpose of carrying out the provisions of this Agreement.

         6.9 Except as expressly permitted by or described in this Agreement or its schedules or exhibits, the Grantor shall not sell, assign, lease or otherwise dispose of the Collateral except in the ordinary course of business.

         6.10 The Grantor shall not change its principal office or the place where it maintains its records pertaining to the Collateral as specified in
SECTION 5.7 hereof without giving the Secured Party Representative at least 30 days prior written notice thereof.

         6.11 The Grantor shall not remove or permit the removal of the Collateral from its present location as set forth on EXHIBIT A hereto except in the ordinary course of business without the prior written consent of the Secured Party Representative.

Section 7. OPTION TO PERFORM OBLIGATION OF THE GRANTOR IN RESPECT OF THE COLLATERAL.

              If the Grantor fails or refuses to make any payment, perform any covenant or obligation, or take any other action which the Grantor is obligated hereunder to perform, observe, take or do, then the Secured Parties may, at their option, without notice or demand upon the Grantor and without releasing the Grantor from any obligation or covenant hereof, perform, observe, take or do the same in such manner and to such extent as the Secured Parties may deem necessary to protect any of the Collateral and their rights hereunder including, without limitation, obtaining insurance and the payment of any taxes and the payment of any sums necessary to discharge liens or security interests at any time levied or placed on the Collateral.

Section 8. REPRESENTATIVE OF THE SECURED PARTIES

              Each Secured Party hereby appoints SDS Capital Partners, LLC as the Representative of the Secured Parties hereunder and as its attorney-in-fact for purposes of enforcing the Secured Party's rights as a secured party under this Agreement, and SDS Capital Partners, LLC accepts such appointment as the Representative of the Secured Parties and hereby agrees to act on behalf of the Secured Parties as the Representative of the Secured Parties. No Secured Party shall exercise or attempt to exercise any rights as a secured party without prior written consent of the Representative of the Secured Parties. Should a material default occur upon any Note, the holder of such Note shall notify the Representative of the Secured Parties and the Representative of the Secured Parties shall call a meeting of the Secured Parties and the Representative of the Secured Parties. The Representative of the Secured Parties shall then take whatever legal or other action as shall have been authorized by Secured Parties holding a majority of the outstanding principal amount of the Notes for purposes of enforcing the rights of the Secured Parties as secured parties under this Agreement. Any legal or other action taken by the Representative of the Secured Parties shall be for the benefit of the Secured Parties (pro rata to each

Secured Party in accordance with the relative outstanding principal amounts of the Secured Parties' Notes). Each Secured Party hereby acknowledges and agrees that if any Secured Party shall obtain any payment (whether voluntary or involuntary, through the exercise of any right or set-off, or otherwise) on account of any Note held by that Secured Party in excess of that Secured Party's ratable share of payments on account of the Notes held by all of the Secured Parties, that Secured Party shall pay over to the Representative of the Secured Parties or, at the Representative of the Secured Parties' direction, to any other Secured Party pro rata in the outstanding principal amounts of each of their respective Notes, any property in cash or otherwise received by the Secured Party comprising the excess of that Secured Party's ratable share of payments on account of the Notes held by all of the Secured Parties.

Section 9. EVENTS OF DEFAULT.

              For purposes of this Agreement, any of the following events shall constitute an "EVENT OF DEFAULT":

         9.1 The Grantor shall fail to make any payment of principal and interest on the Notes prior to the expiration of all applicable cure periods;

         9.2 The Grantor shall default in the performance or observance of any covenant or agreement contained in this Agreement and such default shall continue for a period of seven (7) business days following the Grantor's receipt of written notice thereof;

         9.3 Any representation or warranty made by the Grantor in this Agreement or the other Transaction Documents (as defined in the Purchase Agreement) or in any other certificate, agreement, instrument or statement delivered to the Secured Parties by or on behalf of the Grantor shall at any time prove to have been incorrect when made in any material respect;

         9.4 There shall be a defect in the Grantor's title to any of the Collateral and such defect in title shall not have been cured or removed within 20 days after the Grantor's receipt of written notice thereof;

         9.5 The Grantor shall become insolvent, make a general assignment for the benefit of creditors, file a petition in bankruptcy, be adjudicated insolvent or bankrupt, admit in writing its inability to pay its debts as they mature, petition or apply for, consent to, or acquiesce in the appointment of, a trustee or receiver for all or a substantial part of the Grantor's property; or any other bankruptcy, reorganization, debt arrangement or other proceeding under any bankruptcy, insolvency law, or any dissolution or liquidation proceeding shall be instituted by or against the Grantor, and if instituted against it, shall be consented to or acquiesced in by the Grantor or shall not be dismissed or, if contested, stayed within a period of 90 days; or any judgment, writ of attachment or execution or any similar process shall be issued or levied against a substantial part of the property of the Grantor and shall not be released, stayed, bonded or vacated within a period of 90 days after its issue or levy;

         9.6 The Grantor shall, at any time without the prior written consent of the Secured Party Representative, enter into an agreement to change the location of the Collateral or permit any change in such location of the Collateral from that specified in SECTION 5.4 hereof except as permitted by SECTION 6.9 of this Agreement; and/or

         9.7 The lien created hereunder shall, for any reason other than by or through the conduct of the Secured Parties, cease to be valid.

Section 10. REMEDIES.

              In case any Event of Default shall have occurred and be continuing, the Secured Parties shall have, in addition to all other rights and remedies given them by this Agreement or the Notes and subject to the limitations set forth in SECTION 8 hereof, those allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which any of the Collateral may be located and, without limiting the generality of the foregoing, the Secured Parties may immediately, without demand of performance and without notice of intention to sell or of time or place of sale or redemption or other notice or demand whatsoever to the Grantor, all of which are hereby expressly waived, and without advertisement, enter onto the premises where the Collateral is located and take possession thereof without liability for any lawsuit or action, and sell, lease or otherwise dispose of all or any part of the Collateral or any interest which the Grantor may have therein, either at pubic or private sale or otherwise, and after deducting from the proceeds of sale or other disposition of the Collateral all expenses (including all reasonable fees and expenses of counsel) as provided in SECTION 15 hereof, shall apply the residue of such proceeds toward the payment of the Obligations. If notice of any sale or other disposition is required by law to be given, the Grantor hereby agrees that a notice sent at least five (5) days before the time of any intended public sale or before the time after which any private sale or other disposition of the Collateral is to be made shall be reasonable notice of such sale or other disposition. The Grantor agrees to assemble the Collateral, or cause it to be assembled, at such place or places as the Secured Party Representative may designate by written notice to the Grantor. At any such sale or other disposition, the Secured Parties may purchase the whole or any part of the Collateral, free from any right of redemption on the part of the Grantor, which right is hereby waived and released. Without limiting the generality of the rights and remedies conferred upon the Secured Parties under this SECTION 10, the Secured Parties may: (a) enter upon the premises of the Grantor and take immediate possession of the Collateral, either personally or by means of a receiver appointed by a court therefor, using reasonable force to do so; (b) at the Secured Parties' option, use, operate, manage and control the Collateral in any lawful manner; (c) collect and receive all rents, income, revenue, earnings, issue and profits therefrom; and (d) maintain, repair, renovate, alter or remove the Collateral as the Secured Parties may determine in their discretion and any monies so collected or received by the Secured Parties shall be applied to, or may be accumulated for application upon, the Obligations and the Grantor shall be liable for any deficiency.

Section 11. POWER OF ATTORNEY.

              The Grantor authorizes the Secured Party Representative and does hereby make, constitute and appoint the Secured Party Representative and agents of the Secured Party Representative with full power of substitution, as the Grantor's true and lawful attorney-in-fact with power, in its own name or in the name of the Grantor, upon the occurrence and continuance of any Event of

Default, to endorse any notes checks, drafts, money orders, or other instruments of payment (including, payments under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Secured Parties; to sign and endorse any documents relating to the Collateral; to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; to grant, collect, receive, compromise, settle and sue for monies due in respect of the Collateral; and generally, to do at the Secured Parties' option and at the Grantor's expense, at any time, or from time to time, all acts and things which the Secured Parties deem necessary to protect, preserve and realize upon the Collateral and the Secured Parties' security interests therein in order to effect the intent of this Agreement, as fully and effectually as the Grantor might or could do; and the Grantor hereby ratifies all that said attorney shall do or cause to be done by virtue hereof. THIS POWER OF ATTORNEY IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE FOR AS LONG AS ANY OF THE OBLIGATIONS SHALL BE OUTSTANDING. The Grantor agrees that any reasonable fees, costs and expenses incurred by the Secured Parties pursuant to the foregoing authorization, and interest thereon at the rate of 10% per annum from the date of incurring any such reasonable fees, costs and expense, shall become part of the Obligations and be secured by the Collateral.

Section 12. NOTICES.

              All notices, requests, demands and other communications to or upon the respective parties hereto shall be made in accordance with SECTION 4.1 of the Notes.

Section 13. NO WAIVER; REMEDIES CUMULATIVE.

              No failure on the part of the Secured Parties to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Secured Parties of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 14. FINANCING STATEMENTS; FURTHER ASSURANCES; FILING.

              On the date hereof, the Grantor shall deliver UCC-1 financing statements in form and substance satisfactory to the Secured Parties and with the Secured Parties' security interest duly noted thereon with respect to the Collateral for filing at the appropriate offices. Thereafter, within ten (10) business days after the Secured Parties' written request therefor, the Grantor shall cause such additional Uniform Commercial Code financing statements with respect to the Collateral or any modifications or amendments to any such financing statements (all in form and substance reasonable satisfactory to the Secured Parties) to be delivered to the Secured Parties for filing at the appropriate offices. The Grantor from time to time, at its sole expense, will promptly execute and deliver all further instruments and documents, and take all further action that the Secured Parties may reasonably request, and hereby authorizes the Secured Parties to take all action (including the filing of any financing statements, continuation statements or amendments thereto with respect to the Collateral without the signature of the Grantor where permitted by law) as the Secured Parties in each case may deem reasonably necessary, proper or desirable in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Parties to exercise and enforce their rights and remedies hereunder with respect to any Collateral. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. The Secured Parties shall execute terminations to any such financing statements within three (3) business days of the Grantor's request therefore upon payment of the Obligations. The Secured Parties hereby consent to the Grantor's filing of amendments to and/or terminations of Uniform Commercial Code financing statements as may be required in connection with the replacement of the Original Security Agreements by this Agreement.

Section 15. COSTS AND EXPENSES.

              The Grantor shall reimburse the Secured Parties for all reasonable costs and expenses incurred by them and shall pay the reasonable fees and disbursements to one attorney for the Secured Parties in connection with enforcement of the Secured Parties' rights hereunder.

Section 16. AMENDMENTS.

              No amendment, modification or waiver of any provision of this Agreement nor consent to any departure by the Grantor therefrom shall be effective unless the same shall be in writing and signed by the Secured Parties and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Section 17. TERMINATION.

              Upon the payment in full of all Obligations, the Secured Parties shall execute and deliver to the Grantor all such documents and instruments as shall be necessary to evidence termination of this Agreement and the security interests created hereunder; PROVIDED, HOWEVER, the obligations of the Grantor under SECTION 14 hereof shall survive any termination under this SECTION 17.

Section 18. GOVERNING LAW.

              THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OR CHOICE OF LAW.

Section 19. ASSIGNMENT, ETC.

              The Grantor shall not assign, pledge, mortgage, sublet or otherwise transfer or encumber any of its rights or obligations, as the case may be, under this Agreement without the Secured Parties' prior written consent. Any such purported assignment, pledge, mortgage, sublet, transfer or other action without such written consent shall be void. This Agreement shall be binding upon each of the Grantor and its successors and shall inure to the benefit of the Secured Parties and their successors and assigns.

Section 20. SEVERABILITY.

              The provisions of this Agreement are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this Agreement in any jurisdiction.

              IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their authorized representatives on the date first above written.

GRANTOR:                      TELENETICS CORPORATION


                              By: /s/ David L. Stone
                                  ----------------------------------------------
                                  Name: David L. Stone
                                  Title:   President


SECURED PARTIES:              SDS MERCHANT FUND, L.P.

                              By: SDS Capital Partners, LLC, its general partner


                                  By: /s/ Steve Derby
                                      ------------------------------------------
                                      Name:  Steve Derby
                                      Title:   Managing Member


                              /s/ Jeremy Bond
                              --------------------------------------------------
                              JEREMY BOND


                              /s/ John Bertsch
                              --------------------------------------------------
                              JOHN BERTSCH



                              GARY ARNOLD AND PATRICIA ARNOLD,
                              Joint Tenants with Right of Survivorship


                              By: /s/ Gary Arnold
                                  ----------------------------------------------
                                  Name:  Gary Arnold


                              By: /s/ Patricia Arnold
                                  ----------------------------------------------
                                  Name:  Patricia Arnold


                              /s/ Denis Fortin
                              --------------------------------------------------
                              DENIS FORTIN



                       [SIGNATURES CONTINUED ON NEXT PAGE]

                              SHADOW CAPITAL LLC


                              By: /s/ B. Kent Garlinghouse
                                  ----------------------------------------------
                                  Name:  B. Kent Garlinghouse
                                  Title:    Manager


                              DRAGON COEUR LLC II-D


                              By: /s/ E.H. Arnold
                                  ----------------------------------------------
                                  Name:  E. H. Arnold
                                  Title:


                              /s/ David Random
                              --------------------------------------------------
                              DAVID RANDOM


                              /s/ Joseph Regan
                              --------------------------------------------------
                              JOSEPH REGAN


                              THE SANFORD R. PENN, JR. TRUST
                              APRIL 30, 2002


                              /s/ Sanford R. Penn, Jr.
                              --------------------------------------------------
                              Sanford R. Penn, Jr., Trustee


                              /s/ Michael N. Taglich
                              --------------------------------------------------
                              MICHAEL N. TAGLICH


                              /s/ Robert F. Taglich
                              --------------------------------------------------
                              ROBERT F. TAGLICH


                              [SIGNATURES CONTINUED ON NEXT PAGE]

                              TAG KENT PARTNERS


                              By: /s/ Michael N. Taglich
                                  ----------------------------------------------
                                  Name:  Michael N. Taglich
                                  Title:    General Partner



                              /s/ Charles S. Brand
                              --------------------------------------------------
                              CHARLES S. BRAND


                              /s/ Michael J. Fourticq
                              --------------------------------------------------
                              MICHAEL J. FOURTICQ


                              /s/ Keith Becker
                              --------------------------------------------------
                              KEITH BECKER


                              /s/ Lloyd B. Embry
                              --------------------------------------------------
                              LLOYD B. EMBRY



                              JOHN R. WORTHINGTON TRUST


                              By: /s/ John R. Worthington
                                  ----------------------------------------------
                                  John R. Worthington, Trustee

                                                                       Exhibit A
                                                                              to
                                                              Security Agreement

                          GRANTOR'S PLACES OF BUSINESS
                          ----------------------------

         The following address is the Grantor's principal place of business and is a location where Collateral is kept:

                             25111 Arctic Ocean
                             Lake Forest, California 92630

         The Company maintains the following additional place of business where a portion of the Collateral is kept:

                             SDC
                             4111 Citrus Ave. #5
                             Rocklin, California 95677

         Collateral also is kept at the following third party locations:

                             Corlund Electronics
                             14101 Myford Road
                             Tustin, California 92780

                             American Optisurgical
                             25501 Arctic Ocean
                             Lake Forest, California 92630

                             DisCopy Labs
                             3550-B Jurupa St.
                             Ontario, California 91761

                                                                      Schedule 1
                                                                              to
                                                              Security Agreement

                                   EXCEPTIONS
                                   ----------


Title to the Collateral:

         See Schedule 2.1(l) to the Purchase Agreement (except with regard to the promissory note in favor of Knobbe, Martens Olsen & Bear LLP and the various capital leases).



Legal Proceedings:

         See Schedule 2.1(m) to the Purchase Agreement.




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